Exhibit 10.9

EXECUTION COPY

AMENDMENT NO. 1 TO

REGISTRATION AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) to the Registration Agreement, dated May 1, 2006 (the “Registration Agreement”), by and between Racecar Holdings, LLC, a Delaware limited liability company (the “Company”) and certain members of the Company, is entered into this July     , 2012.  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Rights Agreement.

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and its securityholders to amend the Registration Agreement as set forth herein; and

WHEREAS, the holders of a majority of the Registrable Securities as of the date hereof desire to amend the Registration Agreement pursuant to Section 10(e) of the Registration Agreement;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

1.              Amendments to General Defined Terms

a.                                      The defined term “Avista” is hereby amended to include the following entities as part of that term:

Avista Capital Partners III, L.P., a Delaware limited partnership and Avista Capital Partners (Offshore) III, L.P., a Bermuda exempted limited partnership, and any parallel funds thereto;

provided that, for the avoidance of doubt the term “Avista” shall not include ACP Racecar Co-Invest, LLC.

b.                                      The defined term “Northwestern” is hereby amended to include the following entities as part of that term:

NM Regal, LLC and Northwestern Long Term Care Insurance Company.

2.              Amendment to Section 1(b)

Section 1(b) of the Registration Agreement is hereby amended by replacing the first sentence of Section 1(b) of the Registration Agreement in its entirety with the following:

“At any time, and from time to time after the date hereof, the holders of Avista Registrable Securities shall be entitled to request up to five (5) Long-Form Registrations, and from and after the date that is one year following the consummation of an initial public offering and subject to paragraphs 1(e) and 3 hereof, Northwestern, for so long as it directly or indirectly holds a majority of the Northwestern Registrable Securities, and thereafter, the holders of a majority of the Northwestern Registrable Securities, shall be entitled to request up to two (2) Long-Form Registrations.”

3.              Amendment to Section 1(c)

Section 1(c) of the Registration Agreement is hereby amended by replacing the first sentence of Section 1(c) of the Registration Agreement in its entirety with the following:

“In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), at any time, and from time to time after the date hereof, (i) the holders of Avista Registrable Securities, and (ii) from and after the date that is one year following the consummation of an initial public offering and subject to paragraphs 1(e) and 3 hereof, Northwestern, for so long as it directly or indirectly holds a majority of the Northwestern Registrable Securities, and thereafter, the holders of a majority of the Northwestern Registrable Securities, shall in each case be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses.”

4.              Amendment to Section 9

a.                                      The definition of “Avista Registrable Securities” in Section 9 of the Registration Agreement is hereby amended by replacing such definition with the following:

““Avista Registrable Securities” means (i) any Common Units issued to Avista on or prior to the Transaction Date, and (ii) any Common Units issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.”

b.                                      The definition of “Northwestern Registrable Securities” in Section 9 of the Registration Agreement is hereby amended by replacing such definition with the following:

““Northwestern Registrable Securities” means (i) any Common Units issued to Northwestern on or prior to the Transaction Date,

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and (ii) any Common Units issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.”

c.                                       The definition of “Northwestern Registrable Securities” in Section 9 of the Registration Agreement is hereby amended by replacing such definition with the following:

““Other Registrable Securities” means (i) any Common Units issued to any Co-Investor on or prior to the Transaction Date, and (ii) any Common Units issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a dividend or split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.”

d.                                      Section 9 of the Registration Agreement is hereby amended by adding the following definitions to the Section 9 in alphabetical order:

““Transaction Date” shall mean the date of the initial effectiveness of the Fourth Amended and Restated Operating Agreement of the Company.”

5.              Benefits

All of the covenants and provisions of this Amendment by or for the benefit of the Company or the holders of Registrable Securities shall bind and inure to the benefit of their respective successors and assigns hereunder.

6.              Severability

If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

7.              Effect of Amendment

Except as specifically modified herein, the Registration Agreement shall not otherwise be supplemented or amended by virtue of this Amendment, but shall remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of the Registration Agreement. Upon and after the effectiveness of this Amendment, each reference in the Registration Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Registration Agreement, and each reference in any other document to “the Registration Agreement”, “thereunder”,

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“thereof” or words of like import referring to the Registration Agreement, shall mean and be a reference to the Registration Agreement as modified hereby.

8.              Governing Law

The limited liability law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders.  All other issues and questions concerning the construction, validity, interpretation and enforcement of this Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

9.              Descriptive Headings

Descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

10.       Counterparts

This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

RACECAR HOLDINGS, LLC

By:	/s/ Ben Silbert
Name:	Ben Silbert
Its:	Secretary

AVISTA CAPITAL PARTNERS, L.P.

By:	Avista Capital Partners GP, LLC
Its:	General Partner

By:	/s/ Ben Silbert
Name:	Ben Silbert
Its:	Secretary

AVISTA CAPITAL PARTNERS (OFFSHORE), L.P.

By:	Avista Capital Partners GP, LLC
Its:	General Partner

By:	/s/ Ben Silbert
Name:	Ben Silbert
Its:	Secretary

[Signature Page to Amendment No. 1 to Registration Agreement]

AVISTA CAPITAL PARTNERS III, L.P.

By:	Avista Capital Partners III GP, L.P.
Its:	General Partner

By:	Avista Capital Managing Member, LLC
Its:	General Partner

By:	/s/ Ben Silbert
Name:	Ben Silbert
Its:	Secretary

AVISTA CAPITAL PARTNERS (OFFSHORE) III, L.P.

By:	Avista Capital Partners III GP, L.P.
Its:	General Partner

By:	Avista Capital Managing Member, LLC
Its:	General Partner

By:	/s/ Ben Silbert
Name:	Ben Silbert
Its:	Secretary

ACP RACECAR CO-INVEST, LLC

By:	Avista Capital Partners III GP, L.P.
Its:	Manager

By:	Avista Capital Managing Member, LLC
Its:	General Partner

By:	/s/ Ben Silbert
Name:	Ben Silbert
Its:	Secretary

[Signature Page to Amendment No. 1 to Registration Agreement]

NM REGAL, LLC

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Its:	Authorized Representative

NORTHWESTERN LONG TERM CARE INSURANCE COMPANY

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Its:	Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:	/s/ Timothy S. Collins
Name:	Timothy S. Collins
Its:	Authorized Representative

[Signature Page to Amendment No. 1 to Registration Agreement]